Interim Unaudited Condensed Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Income Statement [Abstract]
Net Income available to Common Shareholders	$ 175,149	$ 147,612
Cash Flow Hedge:
Unrealized loss on derivative assets	(4,324)	(5,231)
Amortization of interest rate cap premium	2,295	1,936
Amounts reclassified to/(from) earnings	551	(176)
Total Other Comprehensive Loss	(1,478)	(3,471)
Total Comprehensive Income	$ 173,671	$ 144,141